EXHIBIT 99.3

Report of the Group Auditor to the Annual Meeting of Shareholders

of VÖLKL SPORTS HOLDING AG, BAAR

As basis of our audit, we examined the accounting records and the consolidated annual accounts (balance sheet, profit and loss statement, cash flow statement and notes to the financial statements) of Völkl Sports Holding AG for the financial year ended 03/31/2004.

The Board of Directors is responsible for preparing the consolidated annual accounts, while our task is to examine and express and opinion on these. We confirm our fulfilment of the legal requirements regarding professional qualification and independence in this regard.

Our audit was conducted according to the principles of the Swiss accounting profession, by which an audit is to be so planned and carried out that significant false statements in the consolidated annual report can be detected with reasonable certainty. We examined the items and statements contained in the consolidated annual report on the basis of analytical testing methods and collecting of representative samples. Furthermore, we have evaluated the significant accounting principles used, and consolidation and valuation decisions made, as well as the presentation of the entire financial statements as a whole. We believe that our audit provides a sufficient basis for our opinion.

In our opinion, the consolidated financial statements present an accurate picture of the asset, financial and earning situation in accordance with professional accounting standards (Swiss GAAP FER) and Swiss legal requirements.

We recommend the approval of these consolidated annual statements demonstrating a group profit of EUR 2,849,000.

Naters, June 09, 2004

TREUHAND UND REVISIONS AG
Accountant in Charge
Albert Bass	Mischa Imboden
dipl. Buchhalter	lic. oec. HSG
& Controller	dipl. Wirtschaftsprüfer

Appendix

- Balance Sheet

- Profit and Loss Statement

- Cash Flow Statement

- Notes to the Financial Statements

Völkl Sports Holding AG

Consolidated balance sheet as of March 31, 2004

			March 31, 2004		March 31, 2003
		Notes	T-EUR	T-EUR	T-EUR	T-EUR
Assets
A.	Fixed assets
I	Intangible assets	3.1
	Intangible assets		318		270
	Formation and start-up costs		—	318	—	270

II	Tangible assets	3.2
	Real estate, buildings		1,092		1,092
	Technical equipment		2,452		2,983
	Other equipment		2,500		2,203
	Downpayment & plants under constr.		186	6,230	988	7,266

III	Financial assets
	Other lendings	3.4	3,068		3,068
	Reinsurance claims	3.5	919	3,987	1,157	4,225

IV	Shareholdings	3.3
	DNR Sportsystem AG		—		—
	BIL Grundstücksverw. GmbH+Co. KG		24		24
	Völkl Sport America Corp.		1,901	1,925	2,065	2,089

Total fixed assets				12,460		13,850

B.	Current assets
I	Stocks on hand	3.6		25,198		24,969
II	Receivables
	Goods and services	3.7	18,424		17,601
	Affiliated companies	3.8	2,183		2,754
	Other assets	3.9	2,250	22,857	2,058	22,413

III	Liquid assets			153		132

Total current assets				48,208		47,514

C.	Deferred items	3.10		2,306		1,975

Total assets				62,974		63,339

Völkl Sports Holding AG

Consolidated balance sheet as of March 31, 2004

			March 31, 2004		March 31, 2003
		Notes	T-EUR	T-EUR	T-EUR	T-EUR
Liabilities
A.	Equity	3.11
	Group share			6,229		3,765

Total Equity				6,229		3,765

B.	Silent partnership	3.12		205		256

C.	Special reserves with equity portion	3.13		1,776		2,114

D.	Provisions
	Provisions for pensions	3.14		3,753		3,809
	Tax provisions	3.15		4,104		3,878
	Other provisions	3.16		4,980		5,236

Total provisions				12,837		12,923

E.	Debts	3.17
	Banks	3.18	14,674		12,726
	Goods and services		4,398		7,438
	Affiliated companies	3.19	145		199
	Other liabilities	3.20	7,589	26,806	8,176	28,539

	Shareholder loan	3.21
	— without letter of subordination		7,264		7,895
	— with letter of subordination		7,857	15,121	7,847	15,742

Total debts				41,927		44,281

Total liabilities				62,974		63,339

Völkl Sports Holding AG

Consolidated profit and loss account 2003/2004

		2003/2004	2002/2003
	Notes	T-EUR	T-EUR
Sales proceeds	4.1	104,965	94,435
Increase/reduction in inventories
of finished and unfinished products		1,428	153

Total output		106,393	94,588

Other activated company-manufactured items		324	365
Other operating income	4.2	3,871	3,979
Material expenditure		-51,226	-46,067
Raw materials and supplies		-51,158	-45,972
Expenditure for services received		-68	-95
Material expenditures as %age of total output		-48.1%	-48.7%

Gross profit		59,362	52,865
Gross profit as a %age of total output		55.8%	55.9%

Personnel expenditure		-23,864	-22,708
Payroll		-19,380	-18,472
Social security contributions		-4,484	-4,236
Personnel expenditure as a %age of total output		-22.4%	-24.0%
Depreciation	4.3	-4,390	-3,803
On fixed assets		-2,635	-2,806
On current assets		-1,755	-997
Other operating expenditure	4.4	-24,437	-20,940

Operational result		6,671	5,414
Operating results as a %age of total output		6.3%	5.7%

Result of companies not fully consolidated		251	606
Other interest and similar income		58	55
of which from affiliated companies		49	43
Interest and similar expenditure		-2,542	-2,534
of which to affiliated companies		—	-288
Profit shares of silent partners		-20	-24

Result of customary business activities		4,418	3,517

Extraordinary income	4.5	25	684
Extraordinary expenditure	4.6	-321	-382

Extraordinary result		-296	302
Taxes on income and profit	4.7	-1,063	-728
Other taxes		-210	-57

Surplus/deficit for the year		2,849	3,034

Consolidated cash-flow statement

	2003 / 2004
	Source of funds	Application of funds
	in thousands of EURO
Sales turnover (total output)	106,393
Material expenditure		-51,226
Change in receivables from goods and services		-823
Change in payables from goods and services		-3,040
Change in stocks on hand (excl. Depreciation)		-1,984
Activated company-manufactured items	324
Other operating income	3,871
Personnel expenditure		-23,864
Other operating expenditure		-24,437
Interest income	58
Interest expense		-2,542
Extraordinary result		-296
Taxes		-1,273
Changes in deferred charges to expense		-331
Changes in other assets		-192
Changes in other liabilities		-587

	110,646	-110,595
Cash-flow from operations		51
Investment activity
Investment in fixed assets		-2,951
Disinvestment	1,542
Exch. rate differences in fixed assets		0

	1,542	-2,951
Cash-flow from investment activity		-1,409
Financing activity
Change in claims against affiliated companies	571
Change in liabilities to affiliated companies		-54
Change in shareholder's loan		-621
Silent partner's share of profit		-20
Result of companies not fully consolidated	251
Profit distribution by Völkl Sports Holding AG		-191
Equity cons. Völkl Sports America	164
Exch. rate difference in consolidation of equity		-194
Change in silent partnership		-51
Change in special reserve with equity portion		-338
Reduction of provisions		-86

	986	-1,555
Cash-flow out of financial activity		-569

Total source of funds/application of funds	113,174	-115,101

DIMINUTION OF FINANCIAL ASSETS		-1,927
Change in financial assets	2003 / 2004	2002 / 2003
Liquid funds	153	132
Banks	-14,674	-12,726

Book value liquid funds	-14,521	-12,594
DIMINUTIONS OF FINANCIAL ASSETS		-1,927

Völkl Sports Holding AG

Notes to the Consolidated Financial Statements as of March 31, 2004

1. General

Reference can be made to the “Völkl Group Consolidated Financial Statements as of March 31, 2004” for the evaluation of the earning and asset situation of the Völkl Group companies. The presentation of the annual accounts is in accordance with German accounting standards. The classification in ordinary and extraordinary items was adopted from the audited financial statements without any changes needing to have been made. The individual financial statements were issued an unqualified audit opinion, with the exception of the note on the consolidation of BIL KG in accordance with 2.4.

2. Consolidation Principles

2.1 Consolidation Time Period

The time period for consolidation is the financial year commencing on April 1 and ending on March 31 of the subsequent year. The financial statements of all companies are in each case prepared as of March 31, with the following exceptions:

— Völkl Sport America Corp.	Calendar year
— Zero Degree Manufacturing AG	Calendar year

2.2 Accounting and Valuation

The individual financial statements included in consolidation were prepared and evaluated in accordance with uniform accounting standards. The financial statements of Swiss companies prepared in accordance with the laws of Switzerland were adjusted for undisclosed reserves in order that the financial statements included in consolidation would present a picture of the asset, financial and earnings situation corresponding to the actual situation of the companies.

2.3 Currency Conversion

For the Swiss companies, currency translation was performed for items contained in the balance sheets using the rates prevailing at the closing dates of March 31, 2004 and 2003, and for items contained in the profit and loss accounts using the average of the annual rates for internal accounting purposes (recorded rate of exchange). Differences arising from the use of different conversion rates for balance and profit and loss accounts were credited or offset against the balance contained in profit reserves. Since financial year 2000/01, the annual statements of German companies as well as the group have been prepared using EURO. The rates of exchange used for the conversion of Swiss financial statements are:

100 SFr. = EUR	Balance Statement Rate	Profit and Loss Account Rate
Annual Accounts 2002/03	68.02	68.52
Annual Accounts 2003/04	63.81	68.01

2.4 Consolidated entities

The following companies were included in the group’s consolidated annual financial statements:

	Proportion of Group’s Equity Participation
	3/31/2004	3/31/2003
Full consolidation
Völkl Sports Holding AG	100%	100%
(until 4/1/1999 Benviro AG)
Zero Degree Manufacturing AG	100%	100%
Rad Air Snowboards AG	100%	100%
Völkl Groupp
— Völkl Sports GmbH & Co. KG, Straubing	100%	100%
(until 1/20/2000 Franz Völkl GmbH & Co. Ski and Tennis Sportartikelfabrik KG (sporting goods manufacturer)
— Völkl GmbH, Straubing	100%	100%
(until 1/20/2000 Franz Völkl GmbH)
— Völkl Snowboard Verwaltungs-GmbH, Straubing	100%	100%
— Völkl-Vertriebs GmbH, Straubing	100%	100%
— Völkl (International) AG, Baar	100%	100%
— Marker Völkl Austria GmbH, Andorf	100%	100%

Proportional Consolidation
Völkl Tennis GmbH, Baar	50%	50%

Inclusion of the financial statement has been made on a proportional basis at 50%.

Equity Accounting
Völkl Sport America Corp. USA	40%	40%

The difference between equity and purchase values is considered goodwill and reflected under participating interests.

Participating interests accounted by the purchase value
BIL Grundstückverwaltungs-GmbH & Co WEDA KG	95%	95%

Immobiliengesellschaft BIL Grundstücksverwaltungs-GmbH & Co WEDA KG (referred to nore succinctly as BIL KG), in which Völkl KG holds 95% of investments, was not included in consolidation, since Völkl KG does not hold a voting majority in this company. The auditors, Fasselt & Partner, inserted a qualification in their report on the consolidated group financial statement of Völkl KG regarding this decision.

Völkl of America Ltd., which is held by Völkl KG, was not included in the financial statements as a consequence of its inactivity. This company is not to be confused with the company, Sport America Corp., actively engaged in commercial operations.

2.5 Affiliated Companies

Affiliated companies are those companies which are included in the consolidated group accounting of Völkl Sports Holding AG.

2.6 Capital Consolidation

Participating interests within the consolidated companies were eliminated according to 2.4.

2.7 Consolidation Adjustments

Internal turnover, expenses and income as well as trade debtors among the consolidated companies as well as interim profits arising due to transacting internally in goods and services were eliminated.

3. Notes to the Balance Sheet as of 3/31/2004

3.1 Intangible Assets

Mio. EUR	03/31/2004	03/31/2003
Supersport brand name trademark	0.1	0,1
Software	0.2	0,2

Total	0.3	0,3

In financial year 2002 / 03, Völkl International AG purchased the “Supersport” brand name trademark, an acquisition valued at an amount of EUR 50,000.00. This brand name will be written off over a period of 5 years.

3.2 Tangible Assets

Tangible assets are principally valued according to purchase value, i.e. at the expense of purchase or production less any necessary depreciation.

The changes are shown in the Asset Movement Table contained in the Appendix.

3.3 Participating Interests

This item contains the following not fully consolidated participating interests:

Mio. EUR	03/31/2004	03/31/2003
BIL Grundstückverwaltungs-GmbH & Co WEDA KG (TEUR 24)	0.0	0.0
Völkl Sport America Corp, USA — Proportional capital and reserves for 40%	1.9	2.1

Total	1.9	2.1

3.4 Other Lendings

These items, as in the prior year, contain a non-interest bearing loan in the amount of EUR 3,067,751.29 granted by Völkl KG to BIL KG This loan was granted in connection with the realisation of the new Straubing-Sand building.

Interest payments were dispensed with based on the agreed lower rent payments offered.

3.5 Reinsurance claims

The item relates to the capitalised value of an insurance policy covering the company’s pensions scheme costs purchased from the Berlinische Lebensversicherung AG to cover the pension commitments to employees of Völkl Sports GmbH & Co. KG and Völkl Vertriebs GmbH.

3.6 Stocks on hand

Inventories are valued at either the average purchase or production cost or the lower of cost or market taking into account market prices and inventory risks.

Mio. EUR	03/31/2004	03/31/2003
Raw materials and consumable	3.8	3.8
Work in progress	2.3	2.3
Finished goods and goods for resale	19.1	18.9

Total	25.2	25.0

Unrealised interim profits on inventories are eliminated.

Völkl KG, Völkl Vertriebs GmbH and Völkl International AG have surrendered their entire warehouse as collateral for accounts payable to banks in accordance with the collateral pooling agreement entered into with the banking consortium consisting of Deutsche Bank AG, Bayerische Hypo- und Vereinsbank AG and Commerzbank AG.

3.7 Trade Debtors

Mio. EUR	03/31/2004	03/31/2003
Trade debtors
— gross	19.4	18.5
— adjustments	-1.0	-0.9

Total	18.4	17.6

The amounts owed are recorded at nominal values less all necessary adjustments in value.

In accordance with the foregoing collateral pooling agreement, Völkl KG and Völkl Vertriebs GmbH have surrendered all present and future amounts owed to them from trade debtors to the heretofore mentioned German banking consortium.

3.8 Amounts owed by affiliated companies

Mio. EUR	03/31/2004	03/31/2003
Amounts owed:
— Völkl Tennis GmbH (50%)	0.7	0.8
— Völkl Sport of America	1.5	2.0

Total	2.2	2.8

3.9 Other Assets

The other assets item contains prepaid taxes, VAT credits, short term personnel loans, travel expense advances, cash security deposits, etc.

3.10 Prepayments and Accrued Income

The largest portion of this item is represented by capitalised advertising and development costs for the financial year 2004/05 incurred by Voelkl international and Voelkl Tennis with a total amount of TEUR 1,775 (TEUR 1,456).

3.11 Capital and Reserves

The consolidated capital and reserves were composed as follows during the financial year:

Mio. EUR	03/31/2004	03/31/2003
Capital and Reserves per 04/01	3.765	0.917
Distribution of profits Völkl Sports Holding AG	-0.191	-0.102
Exchange rate difference on consolidation of capital and reserves	-0.194	-0.084
Profit for the year	2.849	3.034

Capital and reserves per 03/31	6.229	3.765

3.12 Silent partnership

Völkl KG possesses a silent partnership in the Kapitalbeteiligungsgesellschaft für mittelständige Wirtschaft Bayerns mbH, Munich, which was reduced as planned from TEUR 51 to TEUR 205 during the financial year.

3.13 Special Reserves with equity portion

Classified as special reserves is the income contribution provided in connection with the sale of the Straubing, Steinweg 62 property. The repayment is to be performed over a period of ten years. In accordance with the findings of the tax audit, the income contribution qualifies as taxable income. The special reserves as well as the amount of annual repayment have been adjusted to reflect this.

3.14 Pension Reserves

The reserves for pensions and other obligations encompass pension entitlements as well as current pensions in accordance with commitments made in the framework of employment agreements as well as on the basis of individual commitments. These are determined by the entry age normal method in accordance with § 6a EStG through actuarial calculations on the basis of an interest rate of 6%.

3.15 Tax Reserves

Mio. EUR	03/31/2004	03/31/2003
Reserves for:
— Taxes	3.0	3.0
— Deferred taxes	1.1	0.9

Total	4.1	3.9

3.16 Other Reserves

Mio. EUR	03/31/2004	03/31/2003
Guarantee obligations	1.0	1.2
Vacation claims / overtime	1.5	1.2
Outstanding invoices	0.2	0.4
Fixed sum & premiums racing	0.5	0.8
Currency reserve	0.6	0.0
Litigation	0.0	0.1
Interest shareholder loan	0.0	0.4
Sundry	1.2	1.1

Total	5.0	5.2

The reserves for guarantee obligations of Völkl KG amount to 0.667 Mio. EUR for still undetermined guarantee obligations, which are valued at 1.2% of average net turnover of the last two financial years, as well as 0.340 Mio. EUR for undetermined warranties.

The reserve for overtime and vacation entitlements increased due to the clear increase in output and expansion in production in financial year 2003 / 04 in comparison with the prior year.

3.17 Creditors—Durations

The remaining terms to maturity amount as of 3/31/2004 to:

Mio. EUR	Total	Up to 1 year	Over 1 year
Banks loans and overdrafts	14.7	14.4	0.3
Trade creditors	4.4	4.4	0.0
Amounts owed to group undertakings	0.1	0.1	0.0
Other creditors	7.6	7.6	0.0

Subtotal	26.8	26.5	0.3
Shareholder loan:
— without subordination	7.3	1.4	5.9
— with subordination	7.8	3.3	4.5

Overall total	41.9	31.2	10.7

3.18 Bank Loans and Overdrafts

Mio. EUR	03/31/2004	03/31/2003
Bank loans and overdrafts of:
— Marker Völkl Austria	2.2	2.2
— Völkl International	2.3	3.0
— Völkl Tennis GmbH	0.2	0.1
— Völkl KG	10.0	7.4

Total	14.7	12.7

The provision of funds by banks was made on the basis of collateral pooling agreements of 09/24, 10/28, 10/30, 11/22, 12/23/2002 against transfer of ownership of the following items:

- All trade debtors of Völkl KG and Völkl Vertriebs GmbH

- Entire warehouse of Völkl KG, Völkl Vertriebs GmbH and Völkl International AG.

3.19 Amounts Owed to affiliated companies

Mio. EUR	03/31/2004	03/31/2003
Völkl Tennis GmbH 50% (TEUR 145)	0.1	0.2

Total (TEUR 145)	0.1	0.2

3.20 Other Creditors

Mio. EUR	03/31/2004	03/31/2003
Value added taxes	0.5	1.6
Personnel, social security costs	1.3	1.1
Berlinische Leben	0.2	0.3
Bills of exchange Völkl KG	4.4	4.6
Sundry	1.2	0.6

Total	7.6	8.2

3.21 Shareholder Loan

Mio. EUR	03/31/2004	03/31/2003
Loans from Mr. Hans-Dieter Cleven to:
— Völkl KG, Straubing	4.7	4.7
— Völkl Sports Holding AG	6.2	6.6
— Völkl Tennis GmbH 50%	0.4	0.4
— Völkl International AG, Baar	3.8	4.1

Total	15.1	15.8

Hereof subordinated loans	7.9	7.8

A loan for 3.323 Mio. EUR was provided by Mr. Hans-Dieter Cleven to Völkl KG by agreement of April 01, 1997. The loan term was lengthend to March 31, 2005.

In connection with the sale of the property, Straubing, Steinweg 62, an additional loan in the amount of 1.4 Mio. EUR was granted by Mr. Hans-Dieter Cleven to Völkl KG.

Mr. Cleven’s loans amounting to 7.9 Mio. EUR (3.3 Mio. EUR to Völkl KG, 3.8 Mio. EUR to International AG, 0.3 Mio. EUR to Völkl Tennis GmbH and 0.5 Mio. EUR to Völkl Sports Holding) are subordinate to the existing and future credit sums granted by banks at which the companies respectively hold accounts.

Collateral for the loans by shareholders was granted in the form of:

-	Right of lien to the”Völkl” trademark by International AG, Baar
-	Right of lien to the participating interests in Völkl Sports Holding AG

4. Notes to the Consolidated Profit and Loss Account 2003/04

4.1 Sales

The turnover amounts to 105.0 Mio. EUR and lies, thereby, around 11.15 % over the previous year’s turnover. The gross turnover is attributable as follows to the individual companies:

Mio. EUR	2003/2004	2002/2003
Turnover Völkl KG	62.8	51.1
Turnover Vertrieb	25.1	26.6
Turnover Völkl International	83.4	71.1
Turnover Marker Völkl Austria	9.5	7.3
Turnover Völkl Tennis	3.4	3.6
Turnover Rad Air	0.0	1.3

Subtotal	184.2	161.0
Elimination of intercompany turnover	-79.2	-66.6

Turnover	105.0	94.4

4.2 Other Operating income

Mio. EUR	2003/2004	2002/2003
Disbursement from expired pension insurance	0.3	0.5
Revenues from trade in goods and services	0.6	0.6
Expense centre allocation/Licensing revenues	1.2	0.4
Partial reversal of special reserves	0.3	0.3
Reversal of reserves	0.1	1.2
Other	1.4	1.0

Total	3.9	4.0

4.3 Depreciation

Mio. EUR	2003/2004	2002/2003
Depreciation:
— Tangible assets	2.8	3.0
— Reduction based on investment grants	-0.2	-0.2

— Subtotal tangible assets	2.6	2.8
— Inventories, if exceeding normal depreciation	1.8	1.0

Total	4.4	3.8

4.4 Other Operating Expenditure

Mio. EUR	2003/2004	2002/2003
Operating expenses	7.3	7.1
Administrative expenses	3.6	3.8
Sales expenses	9.2	7.3
Losses on debts	0.1	0.1
Sundry	4.2	2.6

Total	24.4	20.9

4.5 Extraordinary income

Mio. EUR	2003/2004	2002/2003
Changes in del credere Völkl International AG	0.0	0.6
Revenues relating to a period other than that which is covered by this financial statement / Sundry (TEUR 25)	0.0	0.1

Total	0.0	0.7

4.6 Extraordinary expenditure

Mio. EUR	2003/2004	2002/2003
Extraordinary consulting expenses	0.0	0.2
Liquidation expense Rad Air Snowboards	0.1	0.0
Shareholder interest prior year / Covered capital and reserves	0.0	0.1
Expenses relating to a period other than that which is covered by this financial statement	0.1	0.1
Sundry	0.1	0.0

Total	0.3	0.4

4.7 Taxes

Tax expenses encompass asset income and property taxes for the current financial year, prior year tax adjustments and changes in deferred taxes. We make reference to 3.15 concerning the formation of tax reserves.

5. Other Information

5.1 Contingent Liabilities

According to the collateral pooling agreement of 09/24, 10/28, 10/30, 11/22, 12/23/2002 Völkl KG, Völkl Vertriebs GmbH and Völkl International AG are jointly and severally liable for bank and bill of exchange Liabilities (Balances per 03/31/2003):

Völkl Sports GmbH & Co. KG	Accounts Payable to Banks Bill of Exchange Liabilities	TEUR TEUR	10,024 4,429
Völkl Vertriebs GmbH	Accounts Payable to Banks	TEUR	0
Völkl International AG	Accounts Payable to Banks	TEUR	2,323